                                                                   EXHIBIT 10.20





                                WARRANT AGREEMENT

                                     BETWEEN

                             ANKER COAL GROUP, INC.







                                       AND






                              THE BANK OF NEW YORK,
                                               AS WARRANT AGENT






                            ------------------------



                                WARRANT AGREEMENT
                          DATED AS OF OCTOBER 26, 1999

                              --------------------

                                WARRANT AGREEMENT

       WARRANT AGREEMENT, dated as of October 26, 1999 between ANKER COAL GROUP, INC., a Delaware corporation (the "Company"), and THE BANK OF NEW YORK, a New York banking corporation, as Warrant Agent (the "Warrant Agent").

                                R E C I T A L S :

       WHEREAS, the Company proposes to issue warrants, as hereinafter described (the "Warrants"), to purchase up to an aggregate of 3,047 shares of common stock, par value $.01 per share, of the Company (the "Common Stock"); the shares of Common Stock issuable upon exercise of the Warrants are referred to herein as the "Warrant Shares". Subject to Section 4 of the form of Warrant Certificate attached hereto as Exhibit A (each such Warrant in global form, a "Global Warrant" and each such Warrant in definitive form, a "Definitive Warrant"; a certificate representing a Global Warrant and a Definitive Warrant being referred to herein as a "Warrant Certificate"), each Warrant entitles the holder thereof to purchase one share of Common Stock; and

       WHEREAS, the Company wishes the Warrant Agent to act on behalf of the Company and the Warrant Agent is willing to act in connection with the issuance, division, transfer, exchange and exercise of Warrants as provided herein;

       NOW, THEREFORE, in consideration of the premises and mutual agreements herein, the Company and the Warrant Agent hereby agree as follows:

       SECTION 1. Incorporation by Reference. The terms and provisions of the Warrant Certificate and the respective rights and obligations thereunder of the Company and the registered owners of the Warrants evidenced thereby (the "Holders") are hereby incorporated into this Agreement as if set forth in full herein.

       SECTION 2. Appointment of Warrant Agent and Depository. The Company hereby appoints the Warrant Agent to act as agent for the Company in accordance with the instructions hereinafter set forth in this Agreement, and the Warrant Agent hereby accepts such appointment.

       The Company initially appoints The Depository Trust Company ("DTC") to act as depository ("Depository") with respect to the Global Warrant.

       The Warrant Agent is authorized to enter into a letter of representations with DTC in the form provided to the Warrant Agent by the Company and to act in accordance with such letter.

       SECTION 3. Issuance; Registration; Form of Warrant Certificate.

       3.1 Initial Issuance of Warrants. The Company shall deliver to the Warrant Agent the name or names of those persons to whom Warrants are to be initially issued. Warrants initially issued will be interests in the Global Warrant and credited on or about October 28, 1999 to the account of the Warrant Agent at DTC.

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

       3.2 Registration. The Warrant Agent, on behalf of the Company, shall maintain, at its corporate trust office in New York City, New York, a register for the Warrants, in which the Warrant Agent shall record the name and address of the person in whose name each Warrant has been issued, as well as the name and address of each transferee and each prior owner of such Warrant. The Company and the Warrant Agent shall be entitled to treat the Holder of any Warrant Certificate as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Warrant Certificate on the part of any other person, and shall not be liable for any registration of transfer of Warrant Certificates which are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary.

       3.3 Form of Warrant Certificate. The text of the Warrant Certificate, the form of exercise agreement to purchase Warrant Shares, the form of investor agreement and the form of assignment of the Warrant Certificate shall be substantially in the form of Exhibit A attached hereto. The price per Warrant Share and the number of Warrant Shares issuable upon exercise of each Warrant are subject to adjustment upon the occurrence of certain events, all as provided in Section 4 of the Warrant Certificate.

       Definitive Warrants shall be dated as of the date of countersignature thereof by the Warrant Agent (as provided below) either upon initial issuance or upon division, exchange, substitution or transfer.

       SECTION 4. Execution of Warrants. Warrant Certificates (whether in global or definitive form) shall be executed on behalf of the Company by its Chairman of the Board, its President, or any Vice President under its corporate seal reproduced thereon and attested by its Secretary or one of its Assistant Secretaries. Each such signature upon the Warrant Certificate may be in the form of a facsimile signature of the present or any future Chairman of the Board, President, Vice President, Secretary, or Assistant Secretary and may be imprinted or otherwise reproduced on the Warrant Certificates, and for that purpose the Company may adopt and use the facsimile signature of any person who shall have been Chairman of the Board, President, Vice President, Secretary, or Assistant Secretary, notwithstanding the fact that at the time the Warrant Certificates shall be countersigned and delivered or disposed of that person shall have ceased to hold such office.

       In case any officer of the Company who shall have signed any of the Warrant Certificates shall cease to be such officer before the Warrant Certificates so signed shall have been countersigned by the Warrant Agent or disposed of by the Company, such Warrant Certificates nevertheless may be countersigned and delivered or disposed of as though such person had not ceased to be such officer of the Company; and any Warrant Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Warrant Certificate, shall be a proper officer of the Company to sign such Warrant Certificate, although at the date of the execution of this Warrant Agreement any such person was not such officer.

       SECTION 5. Countersignature of Warrants. Warrant Certificates (whether in global or definitive form) shall be countersigned by the Warrant Agent (or any successor to the Warrant Agent then acting as warrant agent under this Agreement) and shall not be valid for any purpose unless so countersigned. Warrant Certificates may be countersigned, however, by the Warrant Agent (or by its successor as warrant agent hereunder) and may be delivered by the Warrant

Agent, notwithstanding that the persons whose manual or facsimile signatures appear thereon as proper officers of the Company shall have ceased to be such officers at the time of such countersignature, issuance or delivery. The Warrant Agent shall, upon written instructions of the Chairman of the Board, the President, one of the Vice Presidents, the Treasurer, or the Secretary or an Assistant Secretary of the Company, initially countersign, issue and deliver Warrant Certificates entitling the Holders thereof to purchase not more than 3,047 Warrant Shares and shall countersign and deliver Warrant Certificates as otherwise provided in this Agreement.

       SECTION 6. Registration of Transfers and Exchanges.

       6.1 Transfer and Exchange of Global Warrants. The transfer and exchange of Global Warrants or beneficial interests therein shall be effected through the Depository, in accordance with this Warrant Agreement and the procedures of the Depository therefor.

       6.2 Exchange of a Beneficial Interest in a Global Warrant for a Definitive Warrant.

              (a) Any person having a beneficial interest in a Global Warrant may upon request exchange such beneficial interest for a Definitive Warrant. Upon receipt by the Warrant Agent of written instructions or such other form of instructions as is customary for the Depository from the Depository or its nominee on behalf of any person having a beneficial interest in a Global Warrant and, in the case of Registrable Securities (as defined in the Common Stock Registration Rights Agreement dated as of October 26, 1999 by and among the Company and the purchaser(s) named therein), the following additional information and documents (all of which may be submitted by facsimile), as applicable:

                     (i) if such beneficial interest is being delivered to the Person designated by the Depository as being the beneficial owner, a certification from such beneficial owner to that effect (in substantially the form of Exhibit B hereto);

                     (ii) if such beneficial interest is being transferred (1) to a "qualified institutional buyer" (as defined in Rule 144A) in accordance with Rule 144A or (2) pursuant to an exemption from registration in accordance with Rule 144 or (3) pursuant to an effective registration statement under the Securities Act, a certification to that effect (in substantially the form of Exhibit B hereto);

                     (iii) if such beneficial interest is being transferred pursuant to an exemption from registration in accordance with Rule 904 under the Securities Act, a certification to that effect (in substantially the form of Exhibit B hereto); or

                     (iv) if such beneficial interest is being transferred in reliance on another exemption from the registration requirements of the Securities Act (and based on an opinion of counsel if the Company or the Warrant Agent so requests), a certification to that effect (in substantially the form of Exhibit B hereto);

then, in accordance with the standing instructions and procedures existing between the Depository and the Warrant Agent, the Warrant Agent shall cause the number of Warrants represented by the Global Warrant to be reduced by the number of Warrants to be represented by the Definitive

Warrants to be issued in exchange for the interest in the Global Warrant and, following such reduction, the Company shall execute and the Warrant Agent shall countersign and deliver to the transferee, as the case may be, a Definitive Warrant.

              (b) Definitive Warrants issued in exchange for a beneficial interest in a Global Warrant pursuant to this Section 6.2 shall be registered in such names as the Depository, pursuant to the instructions from its direct or indirect participants or otherwise, shall instruct the Warrant Agent. The Warrant Agent shall deliver such Definitive Warrants to the persons in whose names such Warrants are so registered.

       6.3 Transfer and Exchange of Definitive Warrants. When Definitive Warrants are presented to the Warrant Agent with a request:

              (a)    to register the transfer of the Definitive Warrants; or

              (b) to exchange such Definitive Warrants for an equal number of Definitive Warrants of other authorized denominations,

the Warrant Agent shall register the transfer or make the exchange as requested if the following requirements are met:

              (x) the Definitive Warrants presented or surrendered for registration of transfer or exchange shall be duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Warrant Agent, duly executed by the Holder thereof or by his attorney, duly authorized in writing; and

              (y) in the case of Registrable Securities, such request shall be accompanied by the following additional information and documents (all of which may be submitted by facsimile), as applicable:

                     (i) if such Registrable Security is being delivered to the Warrant Agent by a Holder for registration in the name of such Holder, without transfer, a certification from such Holder to that effect (in substantially the form of Exhibit B hereto);

                     (ii)   if such Registrable Security is being transferred
              (1) to a "qualified institutional buyer" (as defined in Rule 144A) in accordance with Rule 144A or (2) pursuant to an exemption from registration in accordance with Rule 144 or (3) pursuant to an effective registration statement under the Securities Act, a certification to that effect (in substantially the form of Exhibit B hereto);

                     (iii) if such Registrable Security is being transferred pursuant to an exemption from registration in accordance with Rule 904 under the Securities Act, a certification to that effect (in substantially the form of Exhibit B hereto); or

                     (iv) if such Registrable Security is being transferred in reliance on another exemption from the registration requirements of the Securities Act (and based on an opinion of counsel if the Company or the Warrant Agent so requests), a certification to that effect (in substantially the form of Exhibit B hereto).

       6.4 Restrictions on Exchange or Transfer of a Definitive Warrant for a Beneficial Interest in a Global Warrant. A Definitive Warrant may not be exchanged for a beneficial interest in a Global Warrant except upon satisfaction of the requirements set forth below. Upon receipt by the Warrant Agent of a Definitive Warrant, duly endorsed or accompanied by appropriate instruments of transfer, in form satisfactory to the Warrant Agent, together with:

              (a) if such Definitive Warrant is a Registrable Security, certification from the Holder thereof (in substantially the form of Exhibit B hereto) to the effect that such Definitive Warrant is being transferred by such Holder either (A) to a "qualified institutional buyer" (as defined in Rule 144A) in accordance with Rule 144A (and based on an opinion of counsel if the Company or the Warrant Agent so requests) or (B) outside the United States, to a foreign Person in a transaction meeting the requirements of Rule 904 under the Securities Act (and based on an opinion of counsel if the Company or the Warrant Agent so requests) who wishes to take delivery thereof in the form of a beneficial interest in a Global Warrant; and

              (b) whether or not such Definitive Warrant is a Registrable Security, written instructions directing the Warrant Agent to make, or to direct the Depository to make, an endorsement on the Global Warrant to reflect an increase in the number of Warrants represented by the Global Warrant, then the Warrant Agent shall cancel such Definitive Warrant and cause, or direct the Depository to cause, in accordance with the standing instructions and procedures existing between the Depository and the Warrant Agent, the number of Warrants represented by the Global Warrant to be increased accordingly. If no Global Warrants are then outstanding, the Company shall issue and the Warrant Agent shall countersign a new Global Warrant representing the appropriate number of Warrants.

       6.5 Restrictions on Transfer and Exchange of Global Warrants. Notwithstanding any other provisions of this Warrant Agreement (other than the provisions set forth in Section 6.6), a Global Warrant may not be transferred as a whole except by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository or by the Depository or any such nominee to a successor Depository or a nominee of such successor Depository.

       6.6 Countersigning of Definitive Warrants in Absence of Depository. If at any time the Depository for the Global Warrants notifies the Company that the Depository is unwilling or unable to continue as Depository for the Global Warrants and a successor Depository for the Global Warrants is not appointed by the Company within 90 days after delivery of such notice, then the Company shall execute, and the Warrant Agent, upon receipt of written instructions signed by two officers of the Company, shall countersign and deliver Definitive Warrants, in an aggregate number equal to the number of Warrants represented by Global Warrants, in exchange for such Global Warrants.

       6.7 Legends.

              (a) Each Warrant Certificate evidencing the Global Warrants and the Definitive Warrants (and all Warrants issued in exchange therefor or substitution thereof) and each certificate representing the Warrant Shares shall bear a legend in substantially the following form:

              UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR WARRANTS IN DEFINITIVE FORM, THIS WARRANT MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY OR BY THE DEPOSITORY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITORY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITORY. THE DEPOSITORY TRUST COMPANY ("DTC") (55 WATER STREET, NEW YORK, NEW YORK) SHALL ACT AS THE DEPOSITORY UNTIL A SUCCEESSOR SHALL BE APPOINTED BY THE COMPANY AND THE WARRANT AGENT. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.(1)


              NEITHER THE WARRANT REPRESENTED HEREBY OR THE WARRANT SHARES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH


--------
(1) This paragraph is to be included only if the Warrant is in global form.

              BELOW. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES
              ACT) (A "QIB") OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT (AN "INSTITUTIONAL ACCREDITED INVESTOR") OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS WARRANT OR THE WARRANT SHARES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT, (2) AGREES THAT IT WILL NOT, WITHIN THE TIME PERIOD REFERRED TO IN RULE 144(k) UNDER THE SECURITIES ACT AS IN EFFECT ON THE DATE OF THE TRANSFER OF THIS WARRANT OR THE WARRANT SHARES WITH RESPECT TO SUCH TRANSFER, RESELL OR OTHERWISE TRANSFER THIS WARRANT OR THE WARRANT SHARES EXCEPT (A) TO THE COMPANY OR ANY OF ITS SUBSIDIARIES, (B) INSIDE THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (C) INSIDE THE UNITED STATES TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE COMPANY OR THE SELLER A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS WARRANT OR THE WARRANT SHARES, (D) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR 904 OF THE SECURITIES ACT, (E) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (F) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY) OR (G) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS WARRANT, THE WARRANT SHARES OR ANY INTEREST

              HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IF THE PROPOSED TRANSFEREE IS AN INSTITUTIONAL ACCREDITED INVESTOR PURCHASING PURSUANT TO CLAUSE 2(C) ABOVE, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE COMPANY SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS EITHER OF THEM MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY RULE 902 OF REGULATION S UNDER THE SECURITIES ACT.

              THE WARRANT SHARES ARE SUBJECT TO THE RESTRICTIONS CONTAINED IN AN INVESTOR AGREEMENT (THE "INVESTOR AGREEMENT") DATED OCTOBER 26, 1999 AMONG THE COMPANY AND THE STOCKHOLDERS AND PURCHASERS NAMED THEREIN. EACH HOLDER OF THIS WARRANT MUST BECOME A PARTY TO THE INVESTOR AGREEMENT AT OR PRIOR TO EXERCISE OF THIS WARRANT. IN ADDITION, THE WARRANT SHARES ARE SUBJECT TO CERTAIN PROVISIONS OF A STOCKHOLDERS AGREEMENT DATED AUGUST 12, 1996 AMONG CERTAIN STOCKHOLDERS OF THE COMPANY, WHICH PROVISIONS ARE REFERENCED IN SUCH INVESTOR AGREEMENT. HOLDERS OF WARRANTS HAVE THE BENEFIT OF CERTAIN PREEMPTIVE OR PURCHASE RIGHTS SET FORTH IN THE STOCKHOLDERS AGREEMENT AND REFERENCED HEREIN. A COPY OF SUCH STOCKHOLDERS AGREEMENT IS ON FILE AT THE OFFICE OF THE SECRETARY OF THE COMPANY. THE FORM OF INVESTOR AGREEMENT IS ATTACHED HERETO AS EXHIBIT 2.


       6.8 Cancellation of Global Warrant. At such time as all beneficial interests in Global Warrants have either been exchanged for Definitive Warrants, redeemed, repurchased or cancelled, all Global Warrants shall be returned to or retained and cancelled by the Warrant Agent.

       6.9 Obligations with Respect to Transfers and Exchanges of Warrants.

              (a) To permit registrations of transfers and exchanges, the Company shall execute and the Warrant Agent is hereby authorized to countersign, in accordance with the provisions of Section 5 and this
       Section 6, Definitive Warrants and Global Warrants as required pursuant to the provisions of this Section 6. Notwithstanding anything to the contrary contained herein, the Company shall refuse to register any transfer of the Warrants not made in accordance with Rule 144A, Regulation S, pursuant to registration under the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act; provided, however, that if a foreign law prevents the Company from refusing to register securities transfers, the Company shall implement other reasonable measures designed to prevent transfers of the Warrants not made in accordance with Rule 144A, Regulation S, pursuant to registration under the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act.

              (b) All Definitive Warrants and Global Warrants issued upon any registration of transfer or exchange of Definitive Warrants or Global Warrants shall be the valid obligations of the Company, entitled to the same benefits under this Warrant Agreement, as the Definitive Warrants or Global Warrants surrendered upon such registration of transfer or exchange.

              (c) Prior to due presentment for registration of transfer of any Warrant, the Warrant Agent and the Company may deem and treat the person in whose name any Warrant is registered as the absolute owner of such Warrant and neither the Warrant Agent, nor the Company shall be affected by notice to the contrary.

              (d) No service charge shall be made to a Holder for any registration of transfer or exchange.

       SECTION 7. No Rights as Stockholders. Nothing contained in this Agreement or in any Warrant Certificate shall be construed as conferring upon any of the Holders or their transferees the right to vote or to receive dividends or to consent or to receive notice as stockholders in respect of any meeting of stockholders of the Company for the election of the directors of the Company or any other matter, or any rights whatsoever as stockholders of the Company.

       SECTION 8. Disposition of Proceeds on Exercise of Warrants; Inspection of Warrant Agreement. The Warrant Agent shall promptly inform the Company with respect to Warrants exercised and concurrently pay to the Company all monies received by the Warrant Agent for the purchase of the Warrant Shares through the exercise of such Warrants.

       The Warrant Agent shall keep copies of this Agreement and any notices given or received hereunder available for inspection by the Holders during normal business hours at the Office. The Company shall supply the Warrant Agent from time to time with such numbers of copies of this Agreement as the Warrant Agent may request.

       SECTION 9. Merger or Consolidation or Change of Name of Warrant Agent. Any corporation into which the Warrant Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Warrant Agent shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Warrant Agent, shall be the successor to the Warrant Agent hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation would be eligible for appointment as a successor warrant agent under the provisions of Section 11 hereof. In case at the time such successor to the Warrant Agent shall succeed to the agency created by this Agreement, any of the Warrants shall have been countersigned but not delivered, any such successors to the Warrant Agent may adopt the countersignature of the original Warrant Agent and deliver such Warrants so countersigned; and in case at that time any of the Warrants shall not have been countersigned, any successor to the Warrant Agent may countersign such Warrants either in the name of the predecessor Warrant Agent or in the name of the successor warrant agent; and in all such cases, such Warrants shall have the full force provided in the Warrants and in this Agreement.

       In case at any time the name of the Warrant Agent shall be changed and at such time any of the Warrants shall have been countersigned but not delivered, the Warrant Agent may adopt the countersignatures under its prior name and deliver such Warrants as so countersigned; and in case at that time any of the Warrants shall not have been countersigned, the Warrant Agent may countersign such Warrants either in its prior name or in its changed name; and in all such cases, such Warrants shall have the full force provided in the Warrants and in this Agreement.

       SECTION 10. Concerning the Warrant Agent. The Warrant Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the Holders, by their acceptance of Warrants, shall be bound:

       10.1 Correctness of Statements. The statements contained herein and in the Warrant shall be taken as statements of the Company, and the Warrant Agent assumes no responsibility for the correctness of any of the same except such as describe the Warrant Agent or any action taken by it. The Warrant Agent assumes no responsibility with respect to the distribution of the Warrants except as herein otherwise provided.

       10.2 Breach of Covenants. The Warrant Agent shall not be responsible for any failure of the Company to comply with the covenants contained in this Agreement or in the Warrants to be complied with by the Company.

       10.3 Performance of Duties. The Warrant Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself (through its employees) or by or through its attorneys or agents (which shall not include its employees) and shall not be responsible for the misconduct of any agent appointed with due care.

       10.4 Reliance on Counsel. The Warrant Agent may consult at any time with legal counsel satisfactory to it (who may be counsel for the Company), and the Warrant Agent shall incur no liability or responsibility to the Company or to any Holder in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the opinion or the advice of such counsel.

       10.5 Proof of Actions Taken. Whenever in the performance of its duties under this Agreement the Warrant Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed conclusively to be proved and established by a certificate signed by the Chairman of the Board, the President, one of Vice Presidents, the Treasurer or the Secretary of the Company and delivered to the Warrant Agent; and such certificate shall be full authorization to the Warrant Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

       10.6 Compensation. The Company agrees to pay the Warrant Agent reasonable compensation for all services rendered by the Warrant Agent in the performance of its duties under this Agreement, to reimburse the Warrant Agent for all expenses, taxes and governmental charges and other charges of any kind and nature incurred by the Warrant Agent in the performance of its duties under this Agreement, including reasonable counsel fees, and to indemnify the Warrant Agent and save it harmless against any and all liabilities, including judgments, costs and counsel fees, for anything done or omitted by the Warrant Agent in the performance of its duties under this Agreement, except as a result of the Warrant Agent's gross negligence or bad faith.

       10.7 Legal Proceedings. The Warrant Agent shall be under no obligation to institute any action, suit or legal proceeding or to take any other action likely to involve expense unless the Company or one or more Holders shall furnish the Warrant Agent with reasonable security and indemnity for any costs and expenses which may be incurred, but this provision shall not affect the power of the Warrant Agent to take such action as the Warrant Agent may consider proper, whether with or without any such security or indemnity. All rights of action under this Agreement or under any of the Warrants may be enforced by the Warrant Agent without the possession of any of the Warrants or the production thereof at any trial or other proceeding relative thereto, and any such action, suit or proceeding instituted by the Warrant Agent shall be brought in its name as Warrant Agent, and any recovery or judgment shall be for the ratable benefit of the Holders, as their respective rights or interests may appear.

       10.8 Other Transactions in Securities of Company. The Warrant Agent and any stockholder, director, officer or employee of the Warrant Agent may buy, sell or deal in any of the Warrants or other securities of the Company or become pecuniarily interested in any transactions in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Warrant Agent under this Agreement or such director, officer or employee. Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Company or for any other legal entity including, without limitation, acting as Transfer Agent or as a lender to the Company or an affiliate thereof.

       10.9 Liability of Warrant Agent. The Warrant Agent shall act hereunder solely as agent, and its duties shall be determined solely by the provisions hereof. The Warrant Agent shall not be liable for anything which it may do or refrain from doing in connection with this Agreement except for its own gross negligence or bad faith.

       10.10 Reliance on Documents. The Warrant Agent will not incur any liability or responsibility to the Company or to any Holder for any action taken in reliance on any notice, resolution, waiver, consent, order, certificate, or other paper, document or instrument reasonably believed by it to be genuine and to have been signed, sent or presented by the proper party or parties.

       10.11 Validity of Agreement. The Warrant Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Warrant Agent) or in respect of the validity or execution of any Warrant (except its countersignature thereof); nor shall the Warrant Agent by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any Warrant Shares (or other stock) to be issued pursuant to this Agreement or any Warrant, or as to whether any Warrant Shares (or other stock) will, when issued, be validly issued, fully paid and nonassessable, or as to the Exercise Price or the number or amount of Warrant Shares or other securities or other property issuable upon exercise of any Warrant.

       10.12 Instructions from the Company. The Warrant Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from the Chairman of the Board, the President, any Vice President or the Secretary of the Company, and to apply to such officers for advice or instructions in connection with its duties, and shall not be liable for any action taken or suffered to be taken by it in good faith and without negligence in accordance with instructions of any such officer or officers.

       SECTION 11. Change of Warrant Agent. The Warrant Agent may resign and be discharged from its duties under this Agreement by giving to the Company 30 days' notice in writing. The Warrant Agent may be removed by like notice to the Warrant Agent from the Company. If the Warrant Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Warrant Agent. If the Company shall fail to make such appointment within a period of 30 days after such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Warrant Agent or by any Holder (who shall with such notice submit his Warrant for inspection by the Company), then any Holder may apply to any court of competent jurisdiction for the appointment of a successor to the Warrant Agent. Pending appointment of a successor warrant agent, either by the Company or by such court, the duties of the Warrant Agent shall be carried out by the Company. Any successor warrant agent, whether appointed by the Company or such a court, shall be a bank or trust company in good standing, incorporated under the laws of the United States of America or any State thereof or the District of Columbia and having at the time of its appointment as warrant agent a combined capital and surplus of at least $100,000,000. After appointment, the successor warrant agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Warrant Agent without further act or deed; but (a) the former Warrant Agent shall be entitled to the benefit of the provisions of Section 10 with respect to actions or omissions while it was the Warrant Agent and (b) the former Warrant Agent shall deliver and transfer to the successor warrant agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for such purpose. Failure to file any notice provided for in this
Section 11, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Warrant Agent or the appointment of the successor warrant agent, as the case may be. In the event of such resignation or removal, the Company or the successor warrant agent shall mail by first class mail, postage prepaid, to each Holder, written notice of such removal or resignation and the name and address of such successor warrant agent.

       SECTION 12. Identity of Transfer Agent. Forthwith upon the appointment of any Transfer Agent for the Common Stock, or any other shares of the Company's capital stock issuable upon the exercise of the Warrants, the Company shall file with the Warrant Agent a statement setting forth the name and address of such Transfer Agent.

       SECTION 13. Notices. Any notice herein required or permitted to be given shall be in writing and may be personally served or delivered by courier or by confirmed telecopy, and shall be deemed delivered at the time and date of receipt (which shall include telephone line facsimile transmission). The addresses for such communications shall be:

            If to the Company:

                 Anker Coal Group, Inc.
                 2708 Cranberry Square
                 Morgantown, West Virginia  26508
                 Telecopy:  (304) 594-1685
                 Attention:  P. Bruce Sparks, President

            With a copy to:

                 Klett Lieber Rooney & Schorling, a Professional Corporation One Oxford Centre
                 40th Floor
                 Pittsburgh, Pennsylvania  15219-6498
                 Telecopy:  (412) 392-2128
                 Attention:  Craig S. Heryford

and if to the Holder, at such address as Holder shall have provided in writing to the Company, or at such other address as each such party furnishes by notice given in accordance with this Section 13.

       SECTION 14. Supplements and Amendments. The Company and the Warrant Agent may from time to time supplement or amend this Agreement without the approval of any Holder in order to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision herein or to make any other provisions in regard to matters or questions arising hereunder which the Company and the Warrant Agent may deem necessary or desirable and which shall not be inconsistent with the provisions of the Warrants and which shall not adversely affect the interests of the Holders in any material respect.

       SECTION 15. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Warrant Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

       SECTION 16. Merger or Consolidation of the Company. The Company will not merge or consolidate with or into, or sell, transfer or lease all or substantially all of its property to any other corporation unless the successor, transferee or lessee corporation, as the case may be (if not the Company), shall expressly assume the due and punctual performance and observance of each and every covenant and condition of this Agreement and each Warrant Certificate issued hereunder to be performed and observed by the Company, and the Company (or successor) shall provide an opinion of counsel to such effect.

       SECTION 17. Applicable Law. This Agreement and each Warrant Certificate issued hereunder shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to principles of conflict of laws. The Warrant Agent and the Company agree to submit to the jurisdiction of the courts of the State of New York in any action or proceeding arising out of or relating to this Agreement.

       SECTION 18. Benefits of this Warrant Agreement. Nothing in this Agreement shall be construed to give to any person or entity other than the Company, the Warrant Agent and the Holders any legal or equitable right, remedy or claim under this Agreement; and this Agreement shall be for the sole and exclusive benefit of the Company, the Warrant Agent and the Holders.

       SECTION 19. Captions. The captions of the Sections and paragraphs of this Agreement have been inserted for convenience only and shall have no substantive effect.

       SECTION 20. Counterparts. This Agreement may be executed in any number of counterparts each of which so executed shall be deemed to be an original, but such counterparts together shall constitute but one and the same instrument.

       SECTION 21. Termination. This Agreement shall terminate on the fifteenth day following the later to occur of (i) the expiration of the Exercise Period, and (ii) the date on which Warrant Shares have been issued upon the exercise of all Warrants pursuant hereto.

       IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of this ____ day of October, 1999.



                                        ANKER COAL GROUP, INC.

                                        By: /s/ Bruce Sparks
                                        ----------------------------------
                                        Name: Bruce Sparks
                                        Title:  President





                                        THE BANK OF NEW YORK,
                                          as Warrant Agent

                                        By: /s/ JoAnn Manieri
                                        ----------------------------------
                                        Name: JoAnn Manieri
                                        Title:  Assistant Vice President

EXHIBIT A

                           FORM OF WARRANT CERTIFICATE

EXHIBIT B

                              FORM OF CERTIFICATION

                  CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR
                      REGISTRATION OF TRANSFER OF WARRANTS




Re: _______ Warrants to Purchase Common Stock (the "Warrants") of Anker Coal Group, Inc.

       This Certificate relates to __________ Warrants held in* _____ book-entry or _____ definitive form by ____________ (the "Transferor").

The Transferor:

       [ ]    has requested the Warrant Agent by written order to deliver in exchange for its beneficial interest in the Global Warrant(s) held by the depositary a Warrant or Warrants in definitive, registered form equal to its beneficial interest in such Global Warrant(s) (or the portion thereof indicated above); or

       [ ]    has requested the Warrant Agent by written order to exchange or register the transfer of a Warrant or Warrant(s).

       In connection with such request and in respect of each such Warrant, the Transferor does hereby certify that the Transferor is familiar with the Warrant Agreement relating to the above captioned Warrants and that the transfer of each such Warrant does not require registration under the Securities Act of 1933, as amended (the "Securities Act"), because:

       [ ]    Each such Warrant is being acquired for the Transferor's own account without transfer.

       [ ]    Each such Warrant is being transferred (i) to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act), in reliance on Rule 144A or (ii) pursuant to an exemption from registration in accordance with Rule 904 under the Securities Act (and, in the case of clause
(ii), based on an opinion of counsel and written certification if the Company or the Warrant Agent so requests).

       [ ]    Each such Warrant is being transferred (i) in accordance with Rule
144 under the Securities Act (and based on an opinion of counsel if the Company or the Warrant Agent so requests) or (ii) pursuant to an effective registration statement under the Securities Act.



-----------------------------------
 * Check applicable box.

       [ ]    Each such Warrant is being transferred in reliance on and in compliance with another exemption from the registration requirements of the Securities Act (and based on an opinion of counsel if the Company or the Warrant Agent so requests).

                                           [INSERT NAME OF TRANSFEROR]


                                           By:
                                                 ---------------------------
                                           Name:
                                                 ---------------------------
                                           Title:
                                                 ---------------------------

Date: